Exhibit 99.1

Execution Copy

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is made this 23rd day of July 2020 (the “Effective Date”), by and between CapStar Financial Holdings, Inc. (“CapStar”) and Gaylon M. Lawrence, Jr. (“Lawrence”) (each a “Party” and, collectively, the “Parties”).

RECITALS

WHEREAS, on October 31, 2017, CapStar filed a complaint (the “Complaint”) in the United States District Court for the Middle District of Tennessee (the “Court”) naming Lawrence and The Lawrence Group as defendants and asserting claims for violations of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the SEC rules promulgated thereunder (Count I), the federal Change in Bank Control Act (“CBCA”) (Count II), and Section 45-2-107 of the Tennessee Code (Count III), in an action captioned CapStar Financial Holdings, Inc. v. Gaylon M. Lawrence and The Lawrence Group, Case No. 3:17-cv-01421 (the “Action”);

WHEREAS, Lawrence has maintained throughout the course of the Action and continues to maintain that The Lawrence Group is not a legal entity of any type and is simply a trade name he uses for convenience in describing certain businesses in which he has an ownership interest;

WHEREAS, Lawrence disputes the claims asserted by CapStar in the Action and disputes that CapStar is entitled to any relief it seeks in the Action;

WHEREAS, since the Action was filed, the parties have engaged in extensive discovery and motion practice;

WHEREAS, on June 23, 2020, CapStar and Lawrence held a confidential mediation before mediator Roger Dickson, and have had further conversations about a potential resolution of the Action following that mediation session;

WHEREAS, the Parties are committed and aligned to ensuring that CapStar and the value of Lawrence’s investment in CapStar grow and prosper;

WHEREAS, in order to avoid the costs and uncertainties of further litigation and to resolve their dispute, the Parties wish to settle their dispute without further litigation.

WHEREAS, the Parties recognize that the primary governing body for CapStar is its Board of Directors and that nothing in the Agreement will interfere with or lessen the Board of Directors’ ability to thoroughly and responsibly discharge its fiduciary duties to all shareholders and other constituencies as prescribed by law;

WHEREAS, the Parties recognize that Lawrence owns competing banks in the Nashville MSA and desire to avoid any conflict of interest while accomplishing the goals of this Agreement; and

WHEREAS, the Parties seek to increase their communication, in order to build trust between the Parties and develop a long-term and mutually beneficial relationship.

AGREEMENT

NOW, THEREFORE, based on the foregoing recitals, and in consideration of the mutual covenants, promises, and agreements reflected herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. In addition to terms otherwise defined in this Agreement, the following terms shall have the meanings set forth below:

(a) The term “affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Exchange Act.

(b) The terms “Beneficial Owner” and “Beneficially Own” shall have the meaning set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act.

(c) The term “CapStar Party” means CapStar and any of its subsidiaries, affiliates or any of their respective officers, directors, employees, consultants, agents, attorneys, bankers, accountants, advisors, assigns, successors, predecessors or representatives.

(d) The terms “Economic Owner” and “Economically Own” shall have the same meanings as “Beneficial Owner” and “Beneficially Own,” except that a person will also be deemed to Economically Own and to be the Economic Owner of (i) all Voting Securities which such person has the right to acquire or direct the vote of pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, and (ii) all Voting Securities in which such person has any economic interest, including, without limitation, pursuant to an option or other derivative security, contract or instrument.

(e) The term “Lawrence Party” means (i) Lawrence and any person or entity that is or was, at any time before or after the date of this Agreement, his family member (as defined in Nasdaq Rule 5605(a)(2)), agent, assign, successor, predecessor or representative and (ii) any investment vehicle, business venture, company, or other organization owned by or affiliated with Lawrence, including, but not limited to, Lawrence Gateway.

(f) The terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability or unlimited liability company, joint venture, estate, trust, association, organization or other entity of any kind or nature.

(g) The term “Voting Securities” shall mean the common stock, par value $1.00 per share, of CapStar, and any other securities of CapStar entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, such common stock or other securities, whether or not subject to the passage of time or other contingencies, or any rights or contracts giving a party the ability to control or direct any such vote.

2. Dismissal of the Action. Within two business days of the execution of the Agreement, CapStar shall file a Joint Stipulation for Dismissal Without Prejudice entered into by the Parties. For avoidance of doubt, CapStar will not seek to enforce the Special Master’s Report (Dkt. 285) or the Order Adopting the Special Master’s Report (Dkt. 296).

3. Duration. At any point after 21 months from the Effective Date (but not before), the Parties shall each have the option to give notice of an intent to terminate the Agreement and all of the rights and obligations therein. If either Party provides notice of intent to terminate, the Parties shall have 90 days from the date from which notice was given in which they shall meet, in person, at least twice to discuss the terms and conditions of any continuation of this Agreement (a “90 Day Notice Period”). This Agreement and all of the rights and obligations herein shall remain fully in effect during the 90 Day Notice Period. Either Party may terminate the Agreement effective upon conclusion of the 90 Day Notice Period by providing a notice of termination prior to the end of the 90 Day Notice Period. If neither Party terminates the Agreement, it shall remain in effect for 60 months after the Effective Date.

4. Participation and Communication. Subject to any limitations imposed by any federal or state law, statute, regulation, or rule, including the federal securities laws:

(a) Lawrence, CapStar’s Chairman and/or Chief Executive Officer (and no other participants, other than additional CapStar senior management that CapStar may invite, at its discretion) will participate in quarterly, substantive meetings (at least two of which, per fiscal year, shall be attended by CapStar’s Chairman) to discuss the short-term and long-term results of CapStar and the business objectives of Lawrence, of CapStar’s management, and of its Board of Directors; and

(b) Lawrence and CapStar’s Board of Directors will meet, at least semi-annually, with the purpose of Lawrence providing the Board of Directors with the benefit of his business experience and views as well as to build trust and a long-term mutually beneficial relationship. These substantive meetings will include discussion of the short-term and long term objectives of both Lawrence and CapStar.

(c) The parties shall schedule and participate in the meetings set forth in this Paragraph in good faith. A continuing, material breach of this obligation that is not cured within 45 days of notice of a violation shall provide grounds for termination of the Agreement.

5. Voting Alignment. Lawrence will vote all Voting Securities owned or controlled by any of the Lawrence Parties consistent with the recommendation of CapStar’s Board of Directors on any referendum, shareholder vote, or other exercise of voting power with respect to CapStar.

6. Acquisition or Disposition of Stock.

(a) Lawrence and the Lawrence Parties may increase their holdings of Voting Securities or other securities of CapStar from his existing 5.3% (1,156,675 shares) up to a maximum aggregate holding that shall not exceed 9.9% of the Beneficial Ownership or Economic Ownership of the Voting Securities or other securities of CapStar; and

(b) Without express prior written approval of the Board of Directors of CapStar, the Lawrence Parties may dispose of Voting Securities or other securities of CapStar only through open market sales.

7. No Attempt to Control CapStar. Without the approval of CapStar’s Board of Directors, during the term of this Agreement as set forth in Paragraph 3 above, Lawrence shall not, directly or indirectly, and Lawrence shall cause each of the Lawrence Parties not to, directly or indirectly, take any action to control or attempt to obtain control of CapStar, including, but not limited to:

(a) file an Interagency Notice of Change of Control with respect to CapStar;

(b) solicit proxies or written consents of shareholders or conduct any other type of referendum with regard to CapStar or become a “participant” (as such term is defined in Instruction 3 to Item 4 of Schedule 14A promulgated under the Exchange Act) in or assist any person in any “solicitation” of any proxy, consent or other authority (as such terms are defined under the Exchange Act) to vote any Voting Securities;

(c) encourage, advise, assist or influence any other person with respect to the giving or withholding of any proxy, consent or other authority to vote or in conducting any type of referendum with regard to CapStar;

(d) form or join in a partnership, limited partnership, syndicate or other group, including a “group” as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities;

(e) present at any annual meeting or any special meeting of CapStar’s shareholders or through action by written consent any proposal for consideration for action by CapStar’s shareholders or seek the removal of any member of the Board of Directors of CapStar or propose any nominee for election to the Board of Directors of CapStar or seek representation on the Board of Directors of CapStar, or call or request the calling of a special meeting of CapStar’s shareholders or action by CapStar’s shareholders through written consent;

(f) except as provided in Paragraph 5, grant any proxy, consent or other authority to vote with respect to any matters or deposit any Voting Securities of CapStar in a voting trust or subject them to a voting agreement or other arrangement of similar effect;

(g) make any request for a list of CapStar’s shareholders or other books and records of CapStar;

(h) effect or seek to effect, or cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in (i) any tender offer or exchange offer, merger, acquisition, share exchange or other business combination involving CapStar or any of its subsidiaries, or (ii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to CapStar or any of its subsidiaries or any material portion of its or their businesses, other than, in each case, solely as a holder of CapStar’s securities on the same basis as all other holders of CapStar’s securities;

(i) in any manner, directly or indirectly, engage in any short sale of or hold a short position in CapStar’s securities, whether through a cash settled put option or other derivative security, contract or instrument, through swap or hedging transactions or otherwise, or engage in any transaction in which Lawrence or any of his affiliates in any way seeks to profit through a decline in the price of CapStar’s securities;

(j) request, directly or indirectly, any amendment or waiver of any of the foregoing in a manner that would reasonably be likely to require public disclosure by CapStar; or

(k) enter into any discussions, negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

8. Non-Disparagement or Interference by CapStar. CapStar shall not, and shall not cause the CapStar Parties to, in any manner, directly or indirectly:

(a) make, or cause to be made, or in any way encourage any other person to make or cause to be made, any statement or announcement, including in any document or report filed with or furnished to the SEC or any governmental entity or regulatory authority or through the press, media, analysts or other persons, that disparages, criticizes, calls into disrepute, expresses open disagreement with, defames or slanders, or otherwise constitutes an ad hominem attack on, the Lawrence Parties in any manner;

(b) institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding relating to Lawrence other than an action to enforce the provisions of this Agreement instituted in accordance with and expressly subject to the provisions of Paragraph 22 hereunder;

(c) participate in, interfere with, make any statement or communication, or submit or file any comment letter or other document to or with any governmental entity or regulatory authority or other person regarding, or otherwise take or attempt to take any action relating to, any regulatory process in which CapStar is aware that the Lawrence Parties are involved, including without limitation in connection with any regulatory application submitted by the Lawrence Parties in connection with any, directorship, trusteeship, business combination, restructuring, recapitalization, merger, acquisition, divestiture, capital raising or other transaction, or otherwise make any statement to or communicate with any governmental entity or regulatory authority regarding the Lawrence Parties; or

(d) enter into any negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

9. Non-Disparagement or Interference By Lawrence. Lawrence shall not, and shall not cause the Lawrence Parties to, in any manner, directly or indirectly:

(a) make, or cause to be made, or in any way encourage any other person to make or cause to be made, any statement or announcement, including in any document or report filed with or furnished to the SEC or any governmental entity or regulatory authority or through the press, media, analysts or other persons, that disparages, criticizes, calls into disrepute, expresses open disagreement with, defames or slanders, or otherwise constitutes an ad hominem attack on, the CapStar Parties in any manner;

(b) institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding relating to the CapStar Parties other than an action to enforce the provisions of this Agreement instituted in accordance with and subject to Paragraph 22;

(c) participate in, interfere with, make any statement or communication, or submit or file any comment letter or other document to or with any governmental entity or regulatory authority or other person regarding, or otherwise take or attempt to take any action relating to, any regulatory process in which Lawrence is aware that the CapStar Parties are involved, including without limitation in connection with any regulatory application submitted by the CapStar Parties in connection with any, directorship, trusteeship, business combination, restructuring, recapitalization, merger, acquisition, divestiture, capital raising or other transaction, or otherwise make any statement to or communicate with any governmental entity or regulatory authority regarding the CapStar Parties; or

(d) enter into any negotiations, agreements, arrangements or understandings with any person with respect to any of the foregoing or advise, assist, encourage or seek to persuade any person to take any action with respect to any of the foregoing.

10. Authority. Each person signing this Agreement hereby represents and warrants that he or she is duly authorized to execute and deliver this Agreement and to bind the respective Party thereto. Each of the Parties to this Agreement hereby represents and warrants that (a) such Party has all requisite company power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (b) this Agreement has been duly and validly authorized, executed and delivered by it and is a valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, and (c) this Agreement will not result in a violation of any terms or conditions of any agreements to which such Party is a party or by which such Party may otherwise be bound or of any law, rule, license, regulation, judgment, order or decree governing or affecting such Party.

11. No Admissions. Nothing contained in this Agreement is to be construed as an admission of liability, fault or wrongdoing or any fact or condition indicating any wrongdoing by any Party with respect to the merit of any settled claim. This Agreement is being entered solely for the purpose of avoiding the time and expense involved in further litigation of the Action. Nothing contained in this Agreement or anything said or communicated in the course of negotiating this Agreement may be offered in any proceeding as evidence of any liability or wrongdoing by any Party or any merit or lack of merit of any settled claim; provided, however, that this Agreement and all communications and statements made in connection herewith may be introduced in any proceeding to enforce any of the terms of this Agreement.

12. Confidentiality. Other than in connection with the disclosure of this Agreement by the Parties in a joint press release, by CapStar in a Current Report on Form 8-K filed with the SEC, by Lawrence in an amended Form Schedule 13(d) filed with the SEC to be filed on the same date as the CapStar Form 8-K, or any other filings required to be made by a Party with the SEC, all documents, communications, drafts and other materials of any kind relating to the negotiation of this Agreement or the circumstances leading thereto (collectively, “Settlement Information”) shall be and remain confidential and shall not be disclosed to any other person, except (i) with the specific written consent of both Parties; (ii) as required by a court or other governmental body, or as otherwise required by law, or to enforce the terms of this Agreement, provided, however, that if a Party receives a subpoena or other process or order requiring production of Settlement Information, such Party shall promptly notify the other Party so that each Party has a reasonable opportunity to object to such subpoena, process or order, it being understood that the Party objecting to disclosure shall have the burden of defending against such subpoena, process or order and the Party receiving the subpoena, process or order shall be entitled to comply with it except to the extent the objecting Party is successful in obtaining an order modifying or quashing it; (iii) to legal counsel of or for the Parties; (iv) to officers, members, partners, employees, directors, agents, accountants, banks, insurers, reinsurers, auditors, tax advisors, tax authorities, attorneys, regulators, investors, and other advisors or consultants of the Parties, so long as such disclosure is for a legitimate business purpose and any such person (other than any regulator or government authority) agrees, unless otherwise required by law, to maintain the confidentiality of the Settlement Information.

13. Legal Fees and Costs. Each of the Parties shall pay its own respective costs and attorneys’ fees incurred with respect to this Agreement.

14. Amendment, Modification, and Waiver. This Agreement may be amended, modified, or supplemented only by a written instrument signed on behalf of each of the Parties hereto.

15. Voluntary and Knowing Participation; Representation by Counsel; Mutual Drafting. The Parties agree that they have entered into this Agreement freely and voluntarily, with no duress or coercion, after consulting with independent legal counsel of their choosing; have had an adequate opportunity to make whatever investigation or inquiry they deemed necessary or desirable in connection herewith; have participated jointly in the negotiation and drafting of this Agreement; and hereby waive the application of any law, regulation, holding, presumption, or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

16. Headings. Headings of the Paragraphs of this Agreement are for convenience of the Parties only and shall be given no substantive or interpretive effect whatsoever.

17. Interpretation. When a reference is made in this Agreement to a Paragraph, such reference shall be to a Paragraph of this Agreement unless otherwise indicated. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.

18. Governing Law; Venue. This Agreement shall be construed, interpreted, and governed by the laws of the State of Tennessee, excluding its conflict of law rules, and any action by any Party arising out of or relating to this Agreement shall be instituted and tried only in the state or federal courts located in the Middle District of Tennessee.

19. Notices. All notices required or permitted to be sent under this Agreement will be sent by email and first class mail to:

As to CapStar:           Steve Groom

General Counsel

CapStar Financial Holdings, Inc.

1201 Demonbreun Street, Suite 700

Nashville, TN 37203

With a copy to:

Stephen R. DiPrima, Esq.

Wachtell, Lipton, Rosen & Katz

51 West 52nd St.

New York, NY 10019

SRDiPrima@WLRK.com

As to Lawrence:       Gaylon M. Lawrence, Jr.

1201 Demonbreun Street

Nashville, TN 37203

gaylon.lawrence@lawrencegroup.com

With a copy to:

Jason K. West

1201 Demonbreun Street

Nashville, TN 37203

jason.west@lawrencegroup.com

With a copy to:

John S. Hicks, Esq.

Baker, Donelson, Bearman, Caldwell & Berkowitz, P.C.

211 Commerce St., Suite 800

Nashville, TN 37201

jhicks@bakerdonelson.com

20. Transferability and Successors. The rights and obligations under this Agreement are not transferable and shall be binding upon and inure to the benefit of the Parties and their respective successors.

21. Execution. Delivery of executed signature pages in one or more counterparts and by facsimile or PDF by each Party to all other Parties shall be sufficient to render this Agreement effective in accordance with its terms.

22. Specific Performance. The Parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each Party agrees that in addition to any other remedies the other Party shall be entitled to at law or equity or pursuant to this Agreement, the other Party shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the state or federal courts located in the Middle District of Tennessee. In the event that any action shall be brought to enforce the provisions of this Agreement, no Party shall allege, and each Party hereby waives the defense, that there is an adequate remedy at law and each Party agrees to waive any bonding requirement under any applicable law.

23. Entire Agreement. This Agreement constitutes the entire and exclusive agreement between the Parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous agreements, understandings, promises, representations, warranties, covenants, negotiations and discussions, whether oral or written, whether express, implied or apparent in connection with the subject matter hereof. No supplements or modifications or waivers or terminations of said Agreement shall be binding unless executed in writing by the Party to be bound.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date and year first above written.

CAPSTAR FINANCIAL HOLDINGS, INC.		GAYLON M. LAWRENCE, JR.

/s/ Dennis C. Bottorff		/s/ Gaylon M. Lawrence, Jr.
By:	Dennis C. Bottorff	Gaylon M. Lawrence, Jr.
Chairman of the Board of Directors

Dated: 7/23/20		Dated: 7/23/20